SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 15, 2004

Date of Report (Date of earliest event reported)

SEDONA CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15864	95-4091769

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1003 W. Ninth Avenue	King of Prussia, PA	19406

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 337-8400

Not applicable

Former name or former address, if changed since last report)

Section 1 – Registrant’s Business and Operations

Item 1.01          Entry Into A Material Definitive Agreement.

SEDONA Corporation (the “Company”) entered into Convertible Debenture Agreements with David R. Vey, the Chairman of the Company’s Board of Directors (the “Investor”), dated September 15, 2004 (the “September Debenture”) and October 8, 2004 (the “October Debenture”) and November 18, 2004 (the “November Debenture” and together with the September Debenture, and the October Debenture, the “Debentures”) in the amounts of $195,000, $100,000, and $200,000 respectively. The Debentures were issued by the Company under the exemption from registration provided under Rule 506 of Regulation D promulgated under the Securities Act of 1933. The Debentures are filed as Exhibits 10.56, 10.57 and 10.58 to this Current Report on Form 8-K and are hereby incorporated by reference. The maturity date of the September Debenture is September 15, 2005 and the number of shares of common stock of the Company (“the Shares”) to be paid upon conversion of the principal balance shall be 865,572. The maturity date of the October Debenture is October 8, 2005 and the number of Shares to be paid upon conversion of the principal balance shall be 476,190. The maturity date of the November Debenture is November 18, 2005 and the number of Shares to be paid upon conversion of the principal balance shall be 1,000,000.

Each Debenture will bear interest on the principal outstanding at a rate of eight percent (8%) per year from the date of the Debenture until the earlier of maturity or the date upon which the unpaid balance is paid in full. The principal and accrued and unpaid interest underlying each Debenture must be paid in full on or before maturity. The maturity of each Debenture may be extended by mutual consent of the Investor and the Company. While each Debenture is outstanding, the Investor has the right and option to convert the unpaid principal balance of each Debenture, together with all accrued and unpaid interest, into Shares, which will have all of the rights of the common stock of the Company under the Company’s Articles of Incorporation and Bylaws as of the date of the Debenture. The Company must file a registration statement within ninety dates of such conversion to register such Shares for resale under the Securities Act of 1933. The Company has the right to prepay any part of or the entire balance of each Debenture without penalty; however, the Investor has the right to convert the Debenture to Shares within five (5) days after notice by the Company of intent to prepay the Debenture.

An event of default under each Debenture, which will occur if the Company fails to make payments when due and payable or breaches any of the conditions, covenants, representations or warranties set forth in each Debenture when due or required or within any period of time permitted thereunder for cure of any such default or non-performance, will result in the unpaid principal and interest to become immediately due and payable unless waived by the Investor.

Section 3 – Securities and Trading Markets

Item 3.02          Unregistered Sales Of Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Section 9 – Financial Statements and Exhibits

Item 9.01          Financial Statements And Exhibits.

Exhibit No.	Description

Exhibit 10.56	Convertible Note by the Company in favor of David R. Vey dated. September 15, 2004.*

Exhibit 10.57	Convertible Note by the Company in favor of David R. Vey dated October 25, 2004.*

Exhibit 10.58	Convertible Notes by the Company in favor of David R. Vey dated November 18, 2004.+

*	Incorporated by reference to the Company Form 10-Q filed on November 15, 2004.
+	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SEDONA CORPORATION

Dated: November 24, 2004	By:	/s/ Marco A. Emrich

Marco A. Emrich
Chief Executive Officer and President